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                                  EXHIBIT 10.10
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                               Security Agreement

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                               SECURITY AGREEMENT


        This SECURITY AGREEMENT (this "Agreement"), dated as of September 28, 2004 is made by and between Vyteris, Inc., a Delaware corporation ("Vyteris" or the "Grantor") and the holders (the "Noteholders") of certain 11.5% senior secured grid notes (each, a "Note" and collectively, the "Notes") to be issued by Vyteris from time to time on and after the date hereof, all upon terms set forth in that certain Securities Purchase Agreement, dated September 28, 2004 (the "SPA").

                              W I T N E S S E T H:

        WHEREAS, pursuant to its execution of a Signature Financing Page in the form attached to the SPA as EXHIBIT B, each such subscriber has become a Noteholder, and has agreed to be subject to the terms of this Agreement;

        WHEREAS, it is a condition precedent to the obligation of each of the subscribers of Notes to purchase a Note that the Grantor shall have agreed to grant such Noteholders a future security interest in the Collateral (as hereinafter defined) as contemplated by this Agreement; and

        WHEREAS, the Grantor expects to realize direct and indirect benefits as a result of the sale of the Notes to the subscribers;

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, the Grantor hereby represents, warrants, covenants, agrees, assigns and grants as follows:

                             ARTICLE I - DEFINITIONS

        1.1 This Agreement is the Security Agreement referred to in the Notes. As used in this Agreement, the following terms shall have the meanings respectively set forth below:

        "Agreement" means this Security Agreement, and any extensions, modifications, renewals, restatements, supplements or amendments hereof.

        "Bankruptcy Code" means Chapter 11 of Title 11 of the United States Code, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

        "Collateral" means all of the Grantor's now owned or hereafter acquired right, title and interest in and to the General Assets, the Trademarks, the Patents and the Licenses.

        "General Assets" shall have the meaning set forth in Section 2.1 hereof.

        "Licenses" shall have the meaning set forth in Section 2.4 hereof.

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        "Patents" shall have the meanings set forth in Section 2.3 hereof.

        "Secured Obligations" means any and all present and future obligations of the Grantor arising under or relating to the Notes or this Agreement, whether due or to become due, matured or unmatured, or liquidated or unliquidated, including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against the Grantor.

        "Trademarks" shall have the meanings set forth in Section 2.2 hereof.

                         ARTICLE II -SECURITY INTERESTS

                2.1 GRANT OF SECURITY INTEREST IN GENERAL ASSETS. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, the Grantor hereby grants to the Noteholders, a security interest over all other security interests (except as expressly set forth in this Agreement), with power of sale to the fullest extent permitted by applicable law, in all of the Grantor's right, title and interest in and to the Grantor's now owned or otherwise existing and hereafter acquired or arising:

                (a) accounts, contract rights and all other forms of obligations owing to the Grantor arising out of the sale or lease of goods or the rendition of services by the Grantor, irrespective of whether earned by performance, and any and all credit insurance, guarantees or security therefor;

                (b) books and records, including ledgers; records indicating, summarizing or evidencing the Grantor's properties or assets or liabilities; all information relating to the Grantor's business operations or financial condition; and all other computer programs, disk or tape files, printouts, runs or other computer prepared information;

                (c) deposit accounts (as that term is defined from time to time in the Uniform Commercial Code as in effect in the State of Delaware);

                (d) all of the Grantor's general intangibles and other personal property (including contract rights, rights arising under common law, statutes or regulations, choses or things in action, commercial tort claims, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, computer programs, information contained in computer disks or tapes, literature, reports, catalogs, insurance premium rebates, tax refunds and tax refund claims);

                (e) goods (as that term is defined from time to time in the Uniform Commercial Code as in effect in the State of Delaware), including, without limitation, (i) all inventory, including, without limitation, equipment held for lease, whether raw materials, in process or finished, all material or equipment usable in processing the same and all documents of title covering any inventory, (ii) all equipment employed in connection with the Grantor's business, together with all present and future additions,


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        attachments and accessions thereto and all substitutions therefor and replacements thereof, and (iii) all vehicles;

                (f) instruments and other investment property (as such terms are defined from time to time in the Uniform Commercial Code as in effect in the State of Delaware);

                (g) negotiable collateral, including all of the Grantor's right, title and interest with respect to any letters of credit, letter of credit rights, instruments, drafts, documents and chattel paper (as each term is defined from time to time in the Uniform Commercial Code as in effect in the State of Delaware), and any and all supporting obligations in respect thereof;

                (h) all parcels of real property and the related improvements thereto (whether as owner, lessee or otherwise);

                (i) money or other assets of the Grantor that now or hereafter come into the possession, custody or control of the Grantor;

                (j) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all of the foregoing, or other tangible or intangible property resulting from the sale, exchange, collection or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof; and

                (k) all of the Grantor's right, title and market in and to any shares of capital stock of any of its subsidiaries and the certificates representing any such shares all of the items described in clauses (a)-(k) in this Section 2.1, are hereinafter individually and/or collectively referred to as the "General Assets".

                2.2 GRANT OF SECURITY INTEREST IN TRADEMARKS. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, the Grantor hereby grants to the Noteholders, a security interest as and by way of a first mortgage and security interest having priority over all other security interests, including, without limitation, with power of sale to the fullest extent permitted by applicable law, in all of the Grantor's right, title and interest in and to the Grantor's now owned or otherwise existing and hereafter acquired or arising: trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications; (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect to thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of the Grantor's business symbolized by the foregoing and connected therewith and (v) all of the Grantor's rights corresponding thereto throughout the world (all of the foregoing trademarks, trade names, registered trademarks and trademark applications, service marks,


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registered service marks and service mark applications, together with the items described in clauses (i)-(v) in this Section 2.2, are hereinafter individually and/or collectively referred to as the "Trademarks"); and (b) all proceeds of any and all of the foregoing, including, without limitation, license royalties and proceeds of the infringement suits.

                2.3 GRANT OF SECURITY INTEREST IN PATENTS. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, the Grantor hereby grants to the Noteholders, a security interest as and by way of a first mortgage and security interest having priority over all of other security interests, including, without limitation, with power of sale to the fullest extent permitted by applicable law, in all of the Grantor's right, title and interest in and to the Grantor's now owned or otherwise existing and hereafter acquired or arising: patents and patent applications and
(i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect to thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of the Grantor's business symbolized by the foregoing and connected therewith and (v) all of the Grantor's rights corresponding thereto throughout the world (all of the foregoing patents and patent applications, together wit the items described in clauses (i)-(v) in this
Section 2.3, are hereinafter individually and/or collectively referred to as the "Patents"); and (b) all proceeds of any and all of the foregoing, including, without limitation, license royalties and proceeds of the infringement suits.

                2.4 GRANT OF SECURITY INTEREST IN TRADEMARK AND PATENT LICENSES. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, the Grantor hereby grants to the Noteholders, a security interest, as and by way of a first mortgage and security interest having priority over all of other security interests, including, without limitation, with power of sale to the fullest extent permitted by applicable law, in all of the Grantor's right, title and interest in and to the Grantor's now owned or otherwise existing and hereafter acquired or arising: rights under or interests in any license agreements with any other party, whether the Grantor is a licensee or licensor under any such license agreement, and the right to use the foregoing in connection with the enforcement of the Noteholders' rights under the Notes, including, without limitation, the right to prepare for sale and sell any and all inventory now or hereafter owned by the Grantor and now or hereafter covered by such licenses (all of the foregoing are hereinafter referred to collectively as the "Licenses"). Notwithstanding the foregoing provisions of this Section 2.4, the Licenses shall not include any license agreement in effect as of the date hereof that by its terms expressly prohibits the grant of the security contemplated by this Agreement: PROVIDED, HOWEVER, that upon the termination of such prohibitions for any reason whatsoever, the provisions of this Section 2.4 shall be deemed to apply thereto automatically.

                2.5 TITLE; OTHER LIENS. Except for (i) the rights of Becton, Dickinson and Company ("Becton") to receive certain royalties in respect of certain products developed using certain intellectual property rights transferred by Becton pursuant to Section 8.05 of that certain Transaction Agreement, by and between Becton, Spencer Trask Specialty Group, LLC, Spencer


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Trask Ventures, Inc. and the Grantor, dated November 10, 2000, and (ii) the rights of B. Braun Medical Inc. to certain distribution and license rights to use the Trademarks, Patents and related intellectual property rights pertaining to the Grantor's transdermal lidocaine delivery system pursuant to Section 2 of that certain License, Development and Distribution Agreement, dated September 20, 2002, the Grantor owns each of the General Assets, Trademarks, Patents and Licenses free and clear of any and all liens, claims or security or adverse interests to all or any of the Trademarks, Patents and Licenses free and clear of any and all liens, claims or security or adverse interests to all or any of the Trademarks, Patents and Licenses on file or of record in any public office, except as such as have been filed in favor of the Noteholders pursuant to this Agreement. The parties acknowledge that Grantor may grant future first priority purchase money security interest in equipment to secure purchase money financing of such equipment.

                        ARTICLE III - FURTHER ASSURANCES

                3.1 At any time and from time to time at the request of the Noteholders, the Grantor shall execute and deliver to the Noteholders all such financing statements and other instruments and documents in form and substance satisfactory to the Noteholders as shall be necessary or desirable to fully perfect, when filed and/or recorded, the security interest granted to the Noteholders pursuant to ARTICLE II of this Agreement. The Grantor hereby authorizes the Noteholders, without notice to the Grantor, to file any financing statement and amendments thereof or continuations thereof, naming the Grantor as debtor and the Noteholders as the creditors. At any time and from time to time, the Noteholders shall be entitled to file and/or record any or all such financing statements, instruments and documents held by them, and any or all such further financing statements, documents and instruments, and to take all such other actions, as the Noteholders may deem appropriate to perfect and to maintain perfected the security interest granted to the Noteholders in ARTICLE II of this Agreement. Before and after the occurrence of any default under the Notes, at the Noteholders' request, the Grantor shall execute all such further financing statements, instruments and documents, and shall do all such further acts and things, as may be deemed necessary or desirable by the Noteholders to create and perfect, and to continue and preserve, an indefeasible security interest in the Collateral in favor of the Noteholders or the priority thereof, including causing any such financing statements to be filed and/or recorded in the applicable jurisdiction.

                         ARTICLE IV - SECURITY AGREEMENT

                4.1 This Agreement secures the payment of all of the Secured Obligations of the Grantor now or hereafter existing under the Notes, whether for principal, interest, fees, expenses or otherwise, and all of the Secured Obligations of the Grantor now or hereafter existing under this Agreement and provides for the application of proceeds from the Collateral, upon the occurrence of an Event of Default, to satisfy the Secured Obligations.

                          ARTICLE V - EVENTS OF DEFAULT

                5.1 There shall be an Event of Default (as defined in the Notes) hereunder upon the occurrence and during the continuance of an Event of Default under any of the Notes. The


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Grantor shall promptly notify the Noteholders in writing of any occurrence of an
Event of Default.

                    ARTICLE VI - RIGHTS UPON EVENT OF DEFAULT

                6.1 Upon the occurrence and during the continuance of an Event of Default, the Noteholders shall have, in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies that the Noteholders may have under applicable law or in equity or under this Agreement, all rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction.

                  ARTICLE VII - VOTING RIGHTS; DIVIDENDS; ETC.

                7.1 With respect to Grantor's right, title and interest to any Collateral consisting of securities, partnership interests, joint venture interests, investments or the like (referred to collectively and individually in this Article VII and in Article VIII as the "Investment Collateral"), so long as no Event of Default occurs and remains continuing:

                (a) the Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Investment Collateral, or any part thereof, for any purpose not inconsistent with the terms of this Agreement or the Notes; and

                (b) the Grantor shall be entitled to receive and to retain and use any and all dividends or distributions paid in respect of the Investment Collateral.

                  ARTICLE VIII - RIGHTS DURING EVENT OF DEFAULT

                8.1 With respect to any Investment Collateral in the possession of the Grantor, so long as an Event of Default has occurred and is continuing:

                (a) at the option of the Noteholders, all rights of the Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section (a) of
        Article VII above, and to receive the dividends and distributions which it would otherwise be authorized to receive and retain pursuant to Section (b) of Article VIII above, shall cease, and all such rights thereupon shall become vested in the Noteholders which thereupon shall have the sole right to exercise such voting and other consensual rights and to receive and to hold as pledged Investment Collateral such dividends and distributions.

                (b) all dividends and other distributions which are received by a Grantor contrary to the provisions of this Agreement shall be held in trust for the benefit of the Noteholders, shall be segregated from other funds of the Grantor and forthwith shall be paid over to the Noteholders as pledged Collateral in the same form as so received (with any necessary endorsements).


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         ARTICLE IX - GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                9.1 The Grantor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

                (a) except for the interest granted to the Noteholders herein, rights disclosed in Section 2.5 and as disclosed on SCHEDULE 9.1, the Grantor is, and as to Collateral acquired from time to time after the date hereof, the Grantor will be, the owner of all the Collateral free from any lien, security interest, encumbrance or other right, title or interest of any person, and the Grantor shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Noteholders.

                (b) except as disclosed on SCHEDULE 9.1, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office covering any interest of any kind in the Collateral, or intended to cover any such interest, which has not been terminated or released by the secured party named therein, and so long as any Notes remain outstanding or any of the Secured Obligations of the Grantor remain unpaid, the Grantor will not execute and there will not be on file in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interest hereby granted to the Noteholders.

                (c) at the Grantor's own expense, the Grantor will keep the Collateral (i) in good condition at all times (normal wear and tear excepted) and maintain same in accordance with all manufacturer's specifications and requirements, and (ii) free and clear of all liens and encumbrances, except for the liens granted or permitted hereby; and without the consent of the Noteholders, the Grantor will not sell, transfer, change the registration, if any, dispose of, attempt to dispose of, substantially modify or abandon the Collateral or any part thereof other than sales of inventory in the ordinary course of business and the disposition of obsolete or worn-out equipment in the ordinary course of business.

                (d) the chief executive office and chief place of business of Vyteris is located at 13-01 Pollitt Drive, Fairlawn, New Jersey 07410. The Grantor will not move its chief executive office and chief place of business until (i) it shall have given to the Noteholders not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Noteholders may reasonably request, and (ii) with respect to such new location, it shall have taken such action, satisfactory to the Noteholders, to maintain the security interest of the Noteholders, in the Collateral.

                         ARTICLE X - COSTS AND EXPENSES


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                10.1    The Grantor agrees to pay to the Noteholders all costs
and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Noteholders in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Noteholders in exercising any right, privilege, power or remedy conferred by this Agreement or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Secured Obligations and shall be paid to the Noteholders by the Grantor, immediately upon demand, together with interest thereon from the date of demand at a rate of 8% per annum.

                         ARTICLE XI - CONTINUING EFFECT

                11.1 This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Grantor for liquidation or reorganization, should the Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Noteholders, whether as a "voidable preference," "fraudulent conveyance" or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                ARTICLE XII - TERMINATION; RELEASE OF THE GRANTOR

                12.1 This Agreement shall be terminated and all Secured Obligations of the Grantor hereunder shall be released when all Secured Obligations of the Grantor have been paid in full or upon such release of the Grantor's Secured Obligations hereunder or, with respect to any Note, when such Note shall no longer be outstanding. Upon such termination, the Noteholders shall return any pledged Collateral to the Grantor, or to the person or persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things reasonably required for the return of the Collateral to the Grantor, or to the person or persons legally entitled thereto, and to evidence or document the release of the Noteholders' interests arising under this Agreement, all as reasonably requested by, and at the sole expense of, the Grantor.


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                          ARTICLE XIII - GOVERNING LAW

                13.1 THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

                            ARTICLE XIV - ASSIGNMENT

                14.1 This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Grantor and the Grantor's successors and assigns; inure, together with the rights and remedies of the Noteholders and their successors, transferees and assigns; and be severable in the event that one or more of the provisions herein is determined to be illegal or unenforceable. Without limiting the generality of the foregoing, the Noteholders may assign or otherwise transfer any portion of the Secured Obligations to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits and obligations in respect thereof granted to the Noteholders herein or otherwise.









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        IN WITNESS WHEREOF, the undersigned have executed this Agreement by its duly authorized officer as of the date first written above.


                                     VYTERIS, INC.

                                     By: /s/ Vincent De Caprio
                                         ---------------------
                                         Name: Vincent De Caprio
                                         Title: President



                                     SPENCER TRASK SPECIALTY GROUP, LLC

                                     By: /s/ Donald F. Farley
                                         --------------------
                                         Name: Donald F. Farley
                                         Title: Chief Executive Officer

                                     NOTEHOLDERS:

                                     SEE OMNIBUS SIGNATURE PAGE TO THE SPA



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